UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 22, 2023, Veradigm Inc., a Delaware corporation (the “Company”), issued a press release regarding certain preliminary, unaudited financial information relating to the quarter and year ended December 31, 2022 and certain other prior periods. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, the disclosure under the heading “Estimated Misstatements” under Item 4.02 hereof is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2023, the Company received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), the Company is no longer in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “SEC”).

The Notice states that, under Nasdaq rules, the Company has 60 calendar days to submit to Nasdaq a plan (the “Plan”) to regain compliance with Nasdaq’s continued listing requirements (the “Plan Deadline”). If the Plan is accepted, Nasdaq may grant an extension of up to 180 calendar days to regain compliance. The Company can also regain compliance with Nasdaq’s continued listing requirements at any time prior to the Plan Deadline by filing the Form 10-K, along with any subsequent periodic reports that may become due, and by continuing to comply with Nasdaq’s other continued listing requirements. The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.

The Company intends to file the Form 10-K as soon as practicable and prior to the Plan Deadline; however, no assurance can be given as to the definitive date on which the Form 10-K will be filed.

On March 22, 2023, the Company issued a press release regarding the notice received from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 22, 2023, the Company’s Board of Directors (the “Board”), after discussion with management, reached a determination that the Company’s consolidated financial statements and related disclosures as of and for the year ended December 31, 2021 included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as of and for the interim periods ended March 31, 2021, June 30, 2021 and September 30, 2021 included in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, respectively, and as of and for the interim periods ended March 31, 2022, June 30, 2022, and September 30, 2022 included in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, respectively, should no longer be relied upon because of misstatements to the Company’s previously reported revenue resulting from certain internal control failures. The internal control failures primarily stem from the implementation of the Company’s revenue recognition software. The internal control failures primarily stem from accounting processes and a software tool implemented by the Company in order to comply with the requirements of FASB’s rule ASC 606. Testing during the fiscal quarter ended December 31, 2022 highlighted some duplicate transactions and other errors impacting the results the Company had reported.

Estimated Misstatements

The Company expects the value of the revenue misstatement to be approximately $40 million in aggregate relating to 2021 and 2022 reporting periods for continuing operations. The Company also expects that there will be an impact on the Company’s revenue from discontinued operations for the corresponding periods.

Restatement of Financial Statements

The Company expects to file restated financial statements and restated financial information in the Form 10-K, which it expects to file as soon as practicable; however, no assurance can be given as to the definitive date on which the Form 10-K will be filed.

In addition, the restated financial statements will include other adjustments in historical periods, including those that were previously corrected for as immaterial out-of-period adjustments. These other adjustments are unrelated to the items described above.

The Board and management have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Grant Thornton LLP.

Controls and Procedures

The Company expects to report one or more material weaknesses as of December 31, 2022, as well as its related remediation efforts, in the Form 10-K related to the recognition of revenue and certain other non-routine review controls. As a result, the Company concluded that its disclosure controls and procedures were not effective as of December 31, 2022 and that its internal control over financial reporting was not effective as of December 31, 2022.

Disclosure Regarding Forward-Looking Information

This Current Report on Form 8-K and the exhibit attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the filing of the Form 10-K and the results of the ongoing review, the financial impacts of the misstatements, including the preliminary financial information contained or incorporated herein, the impacts of any material weakness or weaknesses that may be identified and the Company’s remediation efforts, and the Company’s guidance for its 2023 fiscal year. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a further material delay in the Company’s financial reporting, including as a result of unanticipated factors that could cause further delay, the possibility that the ongoing review may identify additional errors or control deficiencies in the Company’s accounting practices, the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting, the preliminary nature of the financial results contained or incorporated herein, and the possibility that such results could materially change as they are finalized and audited, including as a result of unrelated corrections in prior periods, and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release issued by Veradigm Inc. on March 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date:	March 22, 2023	By:	/s/ Leah S. Jones
Leah S. Jones Chief Financial Officer